JPMORGAN STRATEGIC INCOME FUND
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/16/04	Liberty Mutual Group, Inc.

Principal Amount       	Price		Amount
$25,000       		$99.261		$24,815

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	 0.01%	          1.37%

Broker
Citigroup Global Markets

Underwriters of Liberty Mutual Group, Inc.

Underwriters*     	                Principal Amount*
					----------------
Total					$500,000,000
					================

*Principal amounts of underwriters not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/30/04	Service Corporation International

Principal Amount       	Price		Amount
$80,000       		$99.50		$79,600

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$2.00       N/A 	 0.03%	          0.08%

Broker
Merrill Lynch & Co., Inc.

Underwriters of Service Corporation International

Underwriters*     	                Principal Amount*
					----------------
Total					$250,000,000
					================

*Principal amounts of underwriters not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/07/04	Allied Waste North America


Principal Amount	Price		Amount
$40,000      		$100.000	$40,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.63       N/A 	  0.01%	          0.21%

Broker
SBC Warburg, Inc. New York

Underwriters of Allied Waste North America

Underwriters*     	                Principal Amount*
                                    	----------------
Total                               	$400,000,000
					================
*Principal Amounts of underwriters were
not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/02/04	ACE INA Holdings, Inc.

Principal Amount	Price		Amount
$10,000      	       $99.886		$9,989

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	0.00%	          0.08%

Broker
Citigroup Capital Markets

Underwriters of ACE INA Holdings, Inc.

Underwriters     	                Number of Shares
Citigroup Global Markets, Inc.		$150,000,000
J.P. Morgan Securities, Inc.		 150,000,000
Barclays Capital, Inc.                    33,333,000
Deutsche Bank Securities, Inc.            33,333,000
Wachovia Capital Markets, LLC             33,333,000
ABN AMRO, Inc.                            15,000,000
Credit Lyonnais Securities, Inc.	  15,000,000
Lazard Freres & Co. LLC   	    	  15,000,000
RBC Capital Markets Corp.		  15.000.000
BNP Paribas Securities Corp. 		   6,667,000
Comerica Securities, Inc.		   6,667,000
HSBC Securities, Inc.			   6,667,000
ING Financial Markets LLC		   6,667,000
Scotia Capital, Inc.                       6,667,000
The Royal Bank of Scotland PLC.            6,667,000
                                        -------------
Total					$500,000,000
					=============



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/07/04	Danske Bank A/S

Principal Amount	Price		Amount
$20,000     	      $100.000		$20,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.75       N/A 	  0.00%	          0.75%

Broker
SBC Warburg, Inc. New York

Underwriters of Danske Bank A/S

Underwriters*    	                Principal Amount
                                    	----------------
Total                               	$750,000,000
					================

*Principal amount of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/15/04	Tenet Healthcare Corp.

Principal Amount	Price		Amount
$15,000     	      $97.674		$14,651

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$2.25       N/A 	  0.00%	          0.00%

Broker
Citigroup Capital Markets

Underwriters of Tenet Healthcare Corp.

Underwriters*    	                Principal Amount
                                    	----------------
Total                               	$1,000,000,000
					================

*Principal amount of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/15/04	Penn Mutual Life Insurance Co.

Principal Amount	Price		Amount
$10,000     		$98.370		$9,837

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	  0.01%	          1.39%

Broker
Goldman Sachs

Underwriters of Penn Mutual Life Insurance Co.

Underwriters*     	                Principal Amount
                                    	----------------
Total                               	$200,000,000
					================
*Principal amounts of underwriters were
not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/25/04	Kerr-McGee Corp.

Principal Amount	Price		Amount
$10,000     		$99.222 	$9,922

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	 0.00%	          0.43%

Broker
Lehman Brothers, Inc.

Underwriters of Kerr-McGee Corp.

Underwriters     	                Principal Amount
Lehman Brothers, Inc.                   $195,000,000
J.P. Morgan Securities, Inc.             195,000,000
ABN AMRO, Inc.                            40,625,000
Banc of America Securities, LLC           40,625,000
Citigroup Global Markets, Inc.            40,625,000
Greenwich Capital Markets, Inc.           40,625,000
Barclays Capital, Inc.                    24,375,000
BNY Capital Markets, Inc.                 24,375,000
Scotia Capital (USA), Inc.                24,375,000
Wachovia Capital Markets, LLC             24,375,000
                                    	----------------
Total                                  $ 650,000,000
					================


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/16/04	Freescale Semiconductor Inc.

Principal Amount	Price		Amount
$30,000     		$100.00		$30,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$2.50       N/A 	  0.01%	          0.01%

Broker
Goldman Sachs

Underwriters of Freescale Semiconductor Inc.

Underwriters*     	                Principal Amount
                                    	----------------
Total                               	$500,000,000
					================
*Principal amounts of underwriters were
not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/11/04	SBC Communications

Principal Amount	Price		Amount
$30,000     		$99.906 	$29,972

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.48       N/A 	 0.00%	          1.27%

Broker
Goldman Sachs

Underwriters of SBC Communications

Underwriters     	                Principal Amount
Banc of America Securities, LLC         $187,500,000
Deutsche Bank				 187,500,000
Goldman Sachs				 187,500,000
ABN AMRO, Inc.                            37,500,000
Barclays Capital, Inc.                    37,500,000
Citigroup Global Markets, Inc.            37,500,000
J.P. Morgan Securities, Inc.              37,500,000
Credit Suisse First Boston		   6,250,000
HSBC Securities Inc.			   6,250,000
Lehman Brothers, Inc.                      6,250,000
Merrill Lynch & Co., Inc.		   6,250,000
Morgan Stanley				   6,250,000
UBS AG					   6,250,000

                                    	----------------
Total                                  $ 750,000,000
					================


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/11/04	MGM Mirage Inc.

Principal Amount	Price		Amount
$35,000     		$100.00		$35,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	  0.01%	          0.01%

Broker
BA securities Inc.

Underwriters of MGM Mirage Inc.

Underwriters*     	                Principal Amount
                                    	----------------
Total                               	$550,000,000
					================
*Principal amounts of underwriters were
not available at time of filing.